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                           Neuberger  & Berman Equity Trust
                 Supplement to the Prospectus dated December 15, 1995

              Effective November 1, 1996, the sub-adviser reorganized as a limited liability company known as Neuberger & Berman, LLC. All persons described in the prospectus and SAI as partners of Neuberger & Berman, L.P. are principals of the new company.

              The date of this Supplement is November 1, 1996.
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